UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2010
___________

COMMUNITY BANKERS TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32590 (Commission File Number)	20-2652949 (IRS Employer Identification No.)

4235 Innslake Drive, Suite 200 Glen Allen, Virginia (Address of principal executive offices)	23060 (Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Community Bankers Trust Corporation (the “Company”) held its annual meeting of stockholders on June 22, 2010.  At the annual meeting, the stockholders of the Company took the following actions:

•	The stockholders elected each of L. McCauley Chenault, Troy A. Peery, Jr., and Eugene S. Putnam, Jr. as directors for a three-year term. The elections were approved by the following votes:

Directors	Votes For	Votes Withheld	Broker Non-Votes
L. McCauley Chenault	9,292,367	3,365,462	3,312,950
Troy A. Peery, Jr.	6,847,187	5,810,642	3,312,950
Eugene S. Putnam, Jr.	10,955,598	1,702,231	3,312,950

•	The stockholders approved the following advisory (non-binding) proposal:

RESOLVED, that the stockholders approve the compensation of executive officers as disclosed in the proxy statement for the Company’s 2010 annual meeting pursuant to the rules of the Securities and Exchange Commission.

With respect to this action, there were 9,173,314 votes for, 6,108,531 votes against, and 688,934 abstentions.

•
The stockholders ratified the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the 2010 year.  With respect to this action, there were 15,402,302 votes for, 534,122 votes against, and 34,355 abstentions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION
(Registrant)

Date: June 28, 2010	By: /s/ Bruce E. Thomas
Bruce E. Thomas
Senior Vice President and
Chief Financial Officer